As filed with the Securities and Exchange Commission on April 22, 2002.

									File No. 2-81956
										   811-3627

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 Form N - 1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	               Post-Effective Amendment No. 24  X
                                   AND/OR
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                     Post-Effective Amendment No. 24	X

                       Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

              2330 West Joppa Road, Suite 110
              Lutherville, Maryland                    21093-4641
             (Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (410)823-5353

                     Mr. Charles vK. Carlson, President
                      2330 West Joppa Road, Suite 110
                      Lutherville, Maryland 21093-4641
                   (Name and address of Agent for Service)

Copies To:

                             R. Darrell Mounts
                        Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, NW
                               Second Floor
                         Washington, DC 20036-1800
                               202.778.9298

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective (check appropriate line)
      immediately upon filing pursuant to paragraph (b)

   X  on May 1, 2002 pursuant to paragraph (b)

      60 days after filing pursuant to paragraph (a)

      on May 1, 2002 pursuant to paragraph (a), of Rule 485.










                           Greenspring Fund,
                             Incorporated

                                (LOGO)

                              Prospectus


                              May 1, 2002
















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                            Table of Contents


Greenspring Fund at a Glance		                   2

Performance		                                     3

Fund Expenses		                               5

Investment Objective, Principal Investment Strategies
and Related Risks		                               6

Management's Discussion of Fund Performance		10

Management		                                    12

Determination of Net Asset Value		            12

Your Greenspring Fund Account		                  14

Shareholder and Account Policies		            21

Financial Highlights		                        23



        GREENSPRING FUND AT A GLANCE

The following information may be helpful in determining if the Greenspring Fund (the
"Fund") is an appropriate investment for you.

Investment Objective. Long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor.

Principal Investment Strategies. The Fund invests in stocks that its investment adviser believes are undervalued at the time of purchase, and special situation bonds that have the potential to provide both capital appreciation and income. The Fund may purchase small, mid, or large capitalization securities that its adviser believes are undervalued relative to the company's peers or the securities market in general. The Fund may also invest in companies in the process of financial restructurings or liquidations. The Fund's investment style is typically referred to as a "value" investing approach.

Type of Investments. A combination of common stocks, preferred stocks, bonds (which may include high yield/high risk), convertible bonds and government securities.

Principal Investment Risks. There is a risk that you could lose all or a portion of your investment in the Fund. Although the Fund invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the portfolio manager believes are their full value. The
Fund invests in companies of all market
capitalizations.  Small capitalization
securities tend to be more volatile and less liquid than large capitalization securities, which can negatively affect the Fund's ability to purchase or sell these securities. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest

                      2
rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit status could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest. In addition, bonds rated below investment grade are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Type of Investors. The Fund is designed for long-term investors seeking capital appreciation with some dividend income. You should not invest in the Fund for short-term financial needs or for short-term investment in the stock market.


               PERFORMANCE

The following information provides an
indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns for one, five and ten years compare with those of broad-based securities market indices. The Fund's past performance
(before and after taxes) is not an indication of its future performance.




                      3

        Performance For Past 10 Years

        1992                  16.52%
        1993                  14.65%
        1994                   2.83%
        1995                  18.79%
        1996                  22.65%
        1997                  23.95%
        1998                 -15.97%
        1999                   2.64%
        2000                  15.64%
        2001                  10.23%


     Best and Worst Performing Quarters
          During the Last 10 Years


              Quarter/Year   Total Return

Best         June 30, 1999      10.74%
Worst      September 30,1998   -19.55%


         Average Annual Total Returns
(For the periods
ended December 31, 2001)


                        1 Year  5 Years  10 Years
Return Before Taxes     10.23%   6.38%    10.55%
Return After Taxes on
  Distributions          7.96%   4.13%     7.92%
Return After Taxes on
  Distribution and Sale
  of Fund Shares         6.21%   4.02%     7.44%

Indices (does not
reflect fees, expenses
or taxes):
Russell 3000            -11.46% 10.14%    12.65%
Russell 2000              2.49%  7.52%    11.51%
Morningstar High Yield
Bond                      1.72%  1.31%     6.56%
Morningstar Domestic
Hybrid                   -4.01%  7.01%     8.99%

                      4
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the past, the Fund compared its performance to the Russell 2000 Index, the Lipper Mid Cap Value
Index and the Lipper Balanced Index.  The
Fund's investment strategies are better
reflected by the Russell 3000 Index,
Morningstar's Domestic Hybrid Index, and
Morningstar's High Yield Bond Index.  The
Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization whereas the Russell 2000
Index measures the performance of the 2,000 smallest companies in the Russell 3000.


                FUND EXPENSES

You may incur the following expenses if you buy and hold Fund shares:

Shareholder Fees (paid directly from
your investment):
   Redemption fee (as a percentage of
   amount redeemed if shares held 60 days
   or less)                                   2.00%


Annual Fund Operating Expenses (expenses
deducted from assets)
   Management fees                            0.75%
   Other expenses (refer to Annual Report)    0.44%
                                              ----
     Total Annual Fund Operating Expenses     1.19%
                                              ====

                      5
Compare the cost of investing in the Fund to the cost of investing with other mutual funds using the following example. Assume that:
*You invest $10,000 with us for the periods indicated.
*You redeem at the end of each of the periods indicated.
*Your investment has a 5% total return each year.
*Our operating expense percentage remains the same each year.

1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
 $121      $378      $654     $1,443

Your actual costs and the Fund's performance may be higher or lower than the above example.


      INVESTMENT OBJECTIVE, PRINCIPAL
           INVESTMENT STRATEGIES
             AND RELATED RISKS

Investment Objective. Long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor. The Fund's investment objective can be changed without shareholder approval, although you will be notified prior to any material changes.

Principal Investment Strategies. The Fund uses a research-intensive style of analysis in which its adviser searches the investment universe for undervalued or inefficiently priced securities. Ideally, as these securities become more "correctly" valued by the investment community, they will provide the Fund with positive returns.
*Value-oriented Equity Securities. The Fund employs a strong value investing approach in selecting the securities it purchases.
 Value investing generally emphasizes
 securities of companies that are temporarily

                      6
 out-of-favor, where near-term expectations
 are not especially strong.  Consequently,
 the risks of short-term disappointment are
 often diminished by the fact that investors'
 expectations are not lofty.  The Fund's
 equity investments are usually in stocks
 that trade at prices that its investment
 adviser believes represent discounts to
 historical valuations, the market valuations
 of peers, the valuations of the market as a
 whole, and/or the company's value as a
 private company.  In researching
 investments, the Fund's investment adviser
 focuses on the following factors:
 *past and expected profitability trends.
  A company's ability to generate "free"
  cash flow that can be used to expand or
  finance operations is very important to
  us.  Free cash flow can be used to
  benefit shareholders through growth
  opportunities, debt reduction, stock
  repurchases, or dividend increases.
 *financial strength.  Companies that are
  more concerned with managing their
  balance sheets and meeting debt
  obligations are less likely to be
  successful investments than those that
  are well-capitalized and whose
  managements focus on growth
  opportunities.
 *management capability.   The Fund tries
  to invest in companies whose management
  teams have historically acted in the
  shareholders' best interests and have
  managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company's stock, thus aligning their interests with that of the company's shareholders.
*Fixed Income Investments. The Fund can
 invest a portion of the portfolio in
 corporate or government bonds.
 *Bonds are rated by credit agencies as to their credit quality. We do not limit

                      7
  our investment in bonds to any certain
  rating category and may invest in bonds
  that are below investment grade including
  those that are in default at the time of
  purchase.
 *The addition of fixed income securities
  to our portfolio can add significantly to
  the total return characteristics of our
  performance.    The performance of bonds
  can, at times, differ from that of the
  equities in our portfolio, thus helping
  to temper the volatility of our
  portfolio.
 *Our investment in bonds may include
  convertible bonds.  Such convertible
  bonds may be "busted," meaning that the
  ability of these securities to convert
  into common stock has been made
  relatively unimportant by a stock
  decline, yet we believe they have
  significant value as straight, yield-to-maturity-oriented bond investments.
  These inefficiently priced securities are often of shorter-than-average maturity
  (which results in less interest rate
  volatility) and carry yields-to-maturity that are far superior to other securities of similar credit quality.

Other Investments. If the Fund cannot find securities that meet its investment criteria or for cash management purposes, it may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness. Other infrequent investment practices are detailed in the Statement of Additional Information.

Principal Investment Risks. You may encounter the following risks by investing in the Fund:
*General Risks
 *Value investing may be out of favor.
 *Industry sectors may be out of favor.
 *We may be unable to sell an investment
  quickly without a substantial price
  concession.

                      8
 *The stock market may drop.
*Company-specific Risks
 *Free cash flow may not be used as
  expected.
 *The timing of expected developments may take longer to occur than originally anticipated.
 *Small capitalization securities tend to be more volatile and less liquid than large capitalization securities.
*General Stock Risks
 *Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.
*General Bond Risks
 *Interest rates may rise causing bond
  prices to fall.
 *The issuer may default on principal
  and/or interest payments.
 *We may experience difficulty selling a
  bond because of a thin trading market.
 *Bonds with longer maturities are
  typically more volatile than those with
  shorter maturities.
*High Yield Bond Risks
 *Prices and yields may be more volatile
  than higher-rated securities.
 *Credit risk may be higher since issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.
 *Deteriorating economic conditions or
  rising interest rates may weaken the
  issuer's ability to pay interest and
  repay principal than issuers of higher-
  rated securities.
 *High yield bonds may be less liquid than bonds that are higher-rated.

                      9
        MANAGEMENT'S DISCUSSION OF
             FUND PERFORMANCE

For the second year in a row, "value" managers greatly outperformed "growth" managers. For the year 2001, the Greenspring Fund gained
10.2%, including the reinvestment of all dividend distributions, while the Dow Jones
Industrial Average declined 7.1%, the S & P 500 declined 11.9% and NASDAQ declined 21.1%. The
Fund's performance was derived from stocks, as well as convertible bonds, and was the result of small positive returns from a large number of holdings as opposed to large, outsized gains from a small number of holdings. The portion of the portfolio that performed best during 2001 was convertible bonds, providing strong, equity-like returns.

The Fund's average annual returns for the one, five and ten year periods ended December 31, 2001 were 10.23%, 6.38% and 10.55%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not year-by-year results, which fluctuated over the periods shown. Past performance is not predictive of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the past, the Fund compared its performance to the Russell 2000 Index, the Lipper Mid Cap Value Index and the Lipper
Balanced Index.  The Fund's investment
strategies are better reflected by the Russell
3000 Index, Morningstar's Domestic Hybrid
Index, and Morningstar's High Yield Bond Index.
The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization whereas the Russell
2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000.

                      10

        Relative Performance vs. Benchmarks
                  (Line Chart)

                                  Morningstar   Morningstar
       Greenspring    Russell      Domestic     High Yield    Russell
Year      Fund         3000         Hybrid         Bond        2000
----      ----         ----         ------         ----        ----

12/91   $10,000       $10,000      $10,000       $10,000     $10,000
12/92    11,652        10,959       10,796        11,722      11,841
12/93    13,359        12,151       12,106        13,953      14,077
12/94    13,737        12,174       11,794        13,536      13,820
12/95    16,318        16,655       14,692        15,792      17,755
12/96    20,014        20,289       16,589        17,944      20,683
12/97    24,808        26,736       19,530        20,248      25,308
12/98    20,846        33,191       21,978        20,216      24,662
12/99    21,396        40,127       23,942        21,194      29,905
12/00    24,743        37,134       24,479        19,526      29,002
12/01    27,274        32,878       23,497        19,862      29,724

                      11
                  MANAGEMENT

Portfolio Management. Charles vK. Carlson has been the portfolio manager of the Fund since
January 1987.  He is also President and
Director of Corbyn Investment Management, Inc.
Mr. Carlson graduated from The Johns Hopkins
University with a degree in Political Economy.
He received his Chartered Financial Analyst designation in 1986.

Investment Adviser.  Corbyn Investment
Management, Inc. ("Corbyn"), is the Fund's investment adviser. Corbyn, located at 2330
West Joppa Road, Suite 108, Lutherville,
Maryland 21093, is an investment adviser providing investment management services for pension funds, endowments and individuals since
1973.  Subject to the supervision of the Fund's
Board of Directors, Corbyn places orders to purchase and sell securities and provides the Fund with a program of continuous investment management.

For the year ended December 31, 2001, the Fund paid Corbyn a management fee at an annual rate of 0.75% of its average daily net assets.

Administrator. Corbyn is also the Fund's administrator. Corbyn provides the Fund with administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.


        DETERMINATION OF NET ASSET VALUE

Pricing of Shares.  The Fund values its
securities using price quotes from the
principal market in which they trade. If a market quote is not available, the Fund values

                      12
the security at fair market value as determined in good faith by Corbyn as directed by the Fund's Board of Directors.

The Fund values short-term investments at amortized cost, which approximates fair market value.

Share Price. The Fund calculates its share price (commonly referred to as net asset value or "NAV") each day the New York Stock Exchange
(the "Exchange") is open for business.  The
Fund will not calculate its share price on a day the Exchange is closed for a national holiday. The Fund computes its share price by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

Our net asset value is listed in most major newspapers and on the home page of our web site, www.greenspringfund.com. You can also call PFPC, our transfer agent, at (800) 576-
7498 and listen to the daily recording.

The Fund must receive your order before the close of regular trading on the Exchange
(generally 4:00 p.m., Eastern Standard Time unless the Exchange closes early) for you to receive that day's closing net asset value. If the Fund receives your order after the close of regular trading on the Exchange, you will receive the next day's closing net asset value.

                      13
         YOUR GREENSPRING FUND ACCOUNT

Purchase of Shares. We offer the following types of accounts:

                                       Minimum
     Type of Account              Initial Investment
     ---------------              ------------------
Individual/Joint                       $2,000
Trust/Corporate/Partnership/Other      $2,000
Gift to Minor                          $1,000
Automatic Investment Plan              $1,000
Systematic Withdrawal Plan            $10,000
Traditional/Roth/Simple/SEP IRA        $1,000
Coverdell Education Savings Account    $1,000

Initial Investment. You can send a completed application and check payable to the Greenspring Fund, Incorporated to:

     Regular Mail                 Overnight
     ------------                 ---------
Greenspring Fund               Greenspring Fund
c/o PFPC, Inc.                 c/o PFPC, Inc.
P.O. Box 8997                  400 Bellevue Parkway
Wilmington, DE 19899           Wilmington, DE 19809

We accept checks drawn in U.S. currency on a U.S bank. We do not accept cash, credit cards, third party checks (except for rollover accounts) or checks drawn on foreign banks.

You can also make an initial investment by wiring funds to PFPC Trust Company. PFPC will charge a fee for this service. Wiring instructions are:

	PFPC, Inc.
	c/o PFPC Trust Company
	Philadelphia, PA

                      14
	ABA #031-0000-53
	DDA #86-0172-6639
	For credit to the Greenspring Fund
	Further credit (your name)
	Your Greenspring Fund account number

Before wiring your funds, please call PFPC at
(800) 576-7498 to establish an account number.
After speaking with a customer service
representative, fax your completed application to (302) 791-4176.

Additional Investments. You can purchase additional shares by mailing a check, (minimum of $100), payable to the Greenspring Fund, together with:
*the detachable investment slip from your
 account statement or
*a letter indicating the amount of your
 purchase, your account number and the name in which your account is registered

You can also wire funds as described above. We may reject any purchase of additional shares below $100.

We do not accept telephone orders for the
purchase of shares.  We make some exceptions
for brokerage firms with whom we have certain
operating relationships.   We authorize these
brokerage firms to accept orders from their clients on our behalf until the close of the Exchange. The brokers must transmit the order to PFPC by 8:00 p.m. Eastern Standard Time to receive that day's closing share price. We can modify, limit or terminate our telephone order procedures anytime.

Automatic Investment Plan. You can purchase shares on a monthly basis through an arrangement with your bank and PFPC. PFPC will deduct a predetermined amount from your bank account on or about the 20th of each month. The minimum amount is $100. You will receive a Statement of Account reflecting this purchase

                      15
and your bank account will reflect the charge.
To participate in this plan, please fill out the Automatic Investment Plan section on the Account Registration Form and mail it to PFPC.
Please verify that your bank is able to accept
Automated Clearing House ("ACH") transactions and/or is a member of an ACH association. Your monthly investment normally becomes active within 30 days after we receive your application.

Confirmation of Transactions. You will receive a Statement of Account confirming each transaction. The Statement of Account shows the date of the transaction, the number of shares purchased, the share price, the amount purchased, and the total balance of shares in your account.
Please review your Statement of Account and report any discrepancies to PFPC immediately.

Other Purchase Information. We reserve the right to decline a purchase order.

You will be responsible for any loss incurred if your check or wire does not clear your bank.
If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

We do not issue certificates representing shares purchased unless specifically requested in writing.

If you purchase our shares through a broker, bank or other service provider, you will receive confirmation of your purchase from them. We will not have records of your transactions. A broker, bank or other service provider may impose charges for its services, have different minimums for first-time or additional investments or impose other restrictions that are not applicable if you purchase shares directly from us.

                      15
Redemption of Shares. You can redeem shares any day the Exchange is open for business. You can redeem up to $25,000 by telephone (if previously authorized on your account) or by fax. Any redemption over $25,000 must:
*be in writing
*have your original signature
*be signature guaranteed
*be mailed or sent by overnight delivery

We make exceptions for certain brokerage firms with whom we have operating relationships.

Your proceeds will be mailed to you within seven days of your redemption request. If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

Telephone Redemptions. You can redeem up to $25,000 (if previously set up on your account) by calling PFPC at (800) 576-7498 before the close of the Exchange. If you wish to set up telephone redemption privileges on your account, please fill out the appropriate section on the Account Registration Form or send a letter to PFPC. You must provide certain information to PFPC on a recorded line to protect your account from any fraudulent instructions. Your proceeds will be mailed to the address of record. If you request your proceeds to be sent by wire, PFPC will only wire to your bank of record.

We will not be responsible for the authenticity of your instructions if reasonable security procedures are followed. If reasonable security procedures are not followed, we may be liable for any losses. We can modify, limit or terminate our telephone procedures at anytime.

                      16
Letter of Redemption. You can redeem shares by mailing a letter to PFPC with the following information:
*your account number
*the dollar value, or number of shares, you
 wish to redeem
*the preferred method of payment, whether by check, ACH or wire (if by ACH or wire, enclose proper banking information)
*your signature and the signature of anyone
 else listed on the account
*a signature guarantee if the dollar value of
 the redemption is over $25,000
*any supporting legal documentation that may
 be required
*any outstanding certificates representing shares to be redeemed

You may fax your redemption request if it is $25,000 or less and no signature guarantee is required. PFPC's fax number is (302) 791-4176.
We will not accept a faxed redemption request for an amount greater than $25,000.

Redemption Fee. The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared

                      18
with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Systematic Withdrawal Plan.  You can authorize
PFPC to automatically redeem a predetermined number of shares or dollar value from your account on or about the 25th of each month or quarter-end. You must have a minimum of $10,000 in your account to begin this plan.
You can redeem a minimum of $100 each month or quarter. To participate in this plan, please fill out the Systematic Withdrawal Plan section on the Account Registration Form and mail it to PFPC.

Dividends and Distributions. Each year, the Fund distributes substantially all of its net investment income and realized capital gains, if any. Dividends are declared in July and December. Capital gain distributions, if any, are declared in December. Dividends are derived from dividend and interest income we receive from securities in the portfolio.
Capital gains are derived from selling a security at a price higher than our cost. You can elect how you wish to receive your dividends and capital gains on your Account
Registration Form or by letter. You have the following options:
*reinvest all dividends and capital gains
*receive dividends in cash and reinvest
 capital gains
*reinvest dividends and receive capital gains
 in cash
*receive all dividends and capital gains in cash

If you decide to receive your dividends and capital gains in cash, you may choose one of the following methods of payment:

                      19
*check
*ACH (electronically credited to your bank
 account)
*wire transfer (fee imposed)

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, we will cancel your check and reinvest the proceeds into your account at the net asset value on the date of cancellation. We will not accrue interest on your uncashed distribution. Thereafter, we will automatically reinvest your future dividends and capital gains.

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution. Please inquire about our distribution schedule.

Taxes.  If you have a taxable account, you will
be taxed on any dividends and capital gains
regardless if they are paid in cash or
reinvested into your account.  Dividends and
short-term capital gain distributions will be
taxed as ordinary income.  Long-term capital
gain distributions will be taxed at long-term
capital gain rates.   The Fund will inform you
of the amount and nature of such income or gains. You will be taxed on any redemption of shares. You will recognize a capital gain or loss in an amount equal to the difference between your cost basis and the proceeds received. Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares. The wash sale rule prevents you from recognizing a loss if you purchase identical shares within 30 days before or after the date of redemption.

You may be subject to backup withholding if:
*you furnish an incorrect tax identification
 number
*the IRS notifies us that you are subject to backup withholding

                      20
*you fail to certify that you are not subject
 to backup withholding
*you live outside the U.S. and are not a U.S.
 citizen

You may also be subject to state and local taxes. Please consult a tax adviser with specific questions.


       SHAREHOLDER AND ACCOUNT POLICIES

Signature Guarantee. Signature guarantees are required to protect your account from fraud.
You must provide a signature guarantee for the following:
*a redemption request over $25,000
*a redemption request within 30 days of an
 address change
*a redemption request where the proceeds are mailed to an address different from your address of record
*a redemption request where the proceeds are wired to a bank or brokerage account different from your bank or brokerage account of record
*a redemption request where the proceeds are
 payable to someone other than you
*any request to transfer redemption proceeds to an account with a registration different from yours
*to add or change wire instructions
*to change your name due to marriage or
 divorce
*to add or change a Transfer on Death
 beneficiary

You can obtain a signature guarantee from a bank, broker-dealer, credit union, any securities exchange or association, clearing agency, savings association or trust company.
A notary public can not provide a signature guarantee.

Redemptions in Kind. We normally pay all redemptions in cash, but we can fulfill a

                      21
redemption request with payment in whole or in
part in the form of our portfolio securities.

Minimum Account Balance. We reserve the right to automatically redeem your account and mail you the proceeds if your balance is below
$1,000 due to redemptions. We will not redeem your account if your balance is below $1,000 due to a decline in our price. We will notify you in writing 60 days prior to the redemption of your account.

Incorrect Tax Identification Number. We reserve the right to automatically redeem your account if you furnish an incorrect social security or tax identification number. We will notify you in writing 30 days prior to the redemption of your account.

Temporary Suspension of Redemptions. We can temporarily suspend any redemption requests in case of an emergency as directed by the Securities and Exchange Commission.

Shareholder Inquiries.  You can access
information on your account 24 hours a day, seven days a week from any touch-tone phone.
Simply call (800) 576-7498 and follow the menu instructions. You can reach a customer service representative at (800) 576-7498 between the hours of 8:00 a.m. and 6:00 p.m. Eastern
Standard Time during any business day.

Change of Address. You can change the address on your account by calling PFPC. PFPC will mail a confirmation of your change of address to both your old and new address.

Householding. We will mail you an annual and semi-annual report that will include the portfolio manager's comments on his strategies and results, along with a list of current

                      22
portfolio holdings and financial statements.
These reports, along with first and third quarter reports, will also be available on our web site, www.greenspringfund.com. To reduce expenses, we mail one report to each household regardless of the number of accounts registered to the household. You can request additional copies at no extra charge.


             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned
(or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in our Annual Report, which is available upon request.







                      23
                        GREENSPRING FUND, INCORPORATED
                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                      12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                      --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                   $16.98   $15.41    $16.10    $20.04    $17.24
                                       ------   ------    ------    ------    ------
Income From Investment Operations
Net Investment Income                    0.93     0.85      1.16      0.76      0.50
Net Realized and Unrealized
 Gain/Loss on Investments                0.79     1.51     (0.73)    (3.91)     3.58
                                       ------   ------    -------   -------   ------
Total From Investment Operations         1.72     2.36      0.43     (3.15)     4.08
                                       ------   ------    -------   -------   ------
Less Distributions
Net Investment Income                   (0.96)   (0.79)    (1.12)    (0.75)    (0.68)
Net Realized Gain on Investments        ( -  )   (  - )    (  - )    (0.04)    (0.60)
                                       -------   ------    ------    ------    ------
Total Distributions			    (0.96)   (0.79)    (1.12)    (0.79)    (1.28)
                                       -------   ------    ------    ------    ------
Net Asset Value,
 End of Period                         $17.74    $16.98    $15.41    $16.10    $20.04
                                       ======    ======    ======    ======    ======
Total Return                           10.23%    15.64%     2.64%   (15.97%)   23.95%
                                       ======    ======    ======   ========   ======
Ratios/Supplemental Data

Net Assets,
 End of Period (000's)                $52,692   $46,717   $60,813   $113,884  $181,214
                                      =======   =======   =======   ========  ========
Ratio of Expenses to
 Average Net Assets                     1.19%     1.24%     1.08%     1.01%     1.00%
                                      =======   =======   =======   ========  ========
Ratio of Net Investment
 Income to Average Net Assets           5.04%     4.83%     6.10%     3.77%     3.10%
                                      =======   =======   =======    =======  ========
Portfolio Turnover                     89.41%   100.78%    91.27%    71.62%    46.17%
                                      =======   =======   =======    =======  =======


                                                            24
                     GREENSPRING FUND, INCORPORTED
                    2330 West Joppa Road, Suite 110
                         Lutherville, MD 21093
                            (410) 823-5353
                            (800) 366-3863
                        www.greenspringfund.com

The Statement of Additional Information ("SAI") includes additional information about the Greenspring Fund.

Additional information about our investments is available in our semi-
annual and annual reports.   The annual report discusses the market
conditions and investment strategies that significantly affected our performance during 2001.

You can obtain a free copy of our SAI, annual and semi-annual reports from the SEC's internet site at http://www.sec.gov, from our internet site at www.greenspringfund.com, by e-mailing us at www.greenspring@corbyn.com, or by calling us at (800) 366-3863.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

If you have questions regarding your account, call Shareholder Services at (800) 576-7498.

                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800

                          SEC File Number: 811-3627


                       GREENSPRING FUND, INCORPORATED
                               (the "Fund")


	              STATEMENT OF ADDITIONAL INFORMATION





The Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2002. Our Prospectus is available on our web site, www.greenspringfund.com. You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's financial statements for the year ended December 31, 2001 and the report of independent accountants are included in the Fund's Annual Report and are hereby incorporated by reference. The Annual Report is also available on our web site or can be requested, without charge, by calling (800) 366-3863.

This Statement of Additional Information is dated May 1, 2002.



                            TABLE OF CONTENTS



Organization	                                                     2

Description of the Fund, Its Investments and Risks
 (see also pages 6 - 9 in Prospectus)	                             2

Management of the Fund (see also page 11 in Prospectus)	           6

Control Persons and Principal Holders of Securities	                 7

Investment Advisory and Other Services	                             8

Brokerage Allocation	                                               9

Capital Stock	                                                    10

Purchase, Redemption and Pricing of the Fund's Shares
 (see also pages 11 - 17 in Prospectus)	                            10

Taxes (see also pages 19 - 20 in Prospectus)	                      10

Total Return Performance	                                        11

Financial Statements	                                              12

Appendix	                                                          13




                                Organization

Greenspring Fund, Incorporated (the "Fund") was incorporated under the laws
of the State of Maryland in October 1982.   The Fund first offered its
shares to the public on July 1, 1983.

            Description of the Fund, Its Investments and Risks

Description. The Fund is an open-end, diversified investment management company.

Investment Strategies. The Fund primarily invests in companies whose securities it considers undervalued relative to their peers or the general market. The Fund also invests in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks.  The Fund invests in companies that it considers to be
undervalued relative to their peers or the general market.   However, there
is the risk that these value stocks may not reach what the portfolio manager believes is its full value. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest.

Investment Program. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may be high yield), convertible bonds, government securities, and money market instruments. The Fund also reserves the right to invest in repurchase agreements, foreign securities, write or purchase call options (covered or uncovered), and write or purchase put options. The Fund normally limits its investment in a specific security to 5% of total Fund assets at the time of purchase.
The Fund also limits its concentration in one particular industry to less than 25% of total Fund assets at the time of purchase.

Options. The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Call Options. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more that 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of

                                   2
acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Non-Investment Grade Debt Securities. The Fund may invest in non-investment grade debt securities. The total return and yield of non-investment grade debt securities, commonly referred to as "high yield" bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock. High yield bonds (those rated below BBB or Baa or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

The high yield bond market's growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of high yield bonds.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, high yield bonds will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. High yield bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bonds than in the case of investment grade debt securities.

The following table illustrates the percentage of our total investments during 2001 represented by 1) bonds rated by S & P and Moody's, separated

                                   3
into each applicable rating category by monthly dollar weighted average and
2) bonds not rated, which is not necessarily an unfavorable rating. The composition of the bonds held during 2001 is not an indication of the future composition of the portfolio.


                     Rating Categories

                      S & P    Moody's      Percentage
                       AAA       Aaa           0.63%
                        A         A            0.80%
                       BBB                     2.28%
                                 Baa           0.82%
                       BB                      0.68%
                                 Ba            2.89%
                        B                      9.41%
                                  B            8.00%
                       CCC                     6.73%
                                 Caa           0.72%
                       CC                      0.27%
                                 Ca            0.00%
                     Unrated                  13.80%
                               Unrated        20.74%

Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are generally not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Repurchase Agreements. The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy.

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund's investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than other mutual funds. The Fund's portfolio turnover rate for the fiscal years ended December 31, 2001 and 2000 was 89.41% and 100.78%, respectively.

Fundamental Policies. The Fund's fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1)	purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard

                                   4
      to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

2)	purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	invest in companies for the purpose of exercising management or control;

4)	purchase or sell real estate, although it may invest in
      securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	purchase or sell commodities or commodity contracts;

6)	purchase securities on margin or effect short sales of securities;

7)	make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	mortgage, pledge or hypothecate securities;

10)	act as securities underwriter, except to the extent that it may be regarded as a statuatory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

11)	deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services;

12)	issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.





                                   6
                        Management of the Fund

The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the Fund's shareholders. The following list summarizes information on the officers and directors of the Fund for the past five years. Unless otherwise noted, the address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. Those noted as "interested persons" are interested on the basis of their positions with the Fund's investment adviser, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers).


                               Position Held              Term of Office and             Principal Occupation(s)         Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years     Directorships
---------------------          -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Age 42                      Chairman of the Board     From January 1994 to present.    the Fund's adviser.
                            Chief Executive Officer   From February 1994 to present.
                            Director                  From March 1987 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
36 S. Charles St., 20th Fl.                                                            Sher & Guinot (formerly
Baltimore, MD 21201                                                                    Shapiro and Olander)(a
Age 44                                                                                 law firm) from February
                                                                                       1999 to present. Partner
                                                                                       of Shapiro Sher &
                                                                                       Guinot from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of the           None
Age 41                       Chief Financial Officer  From February 1994 to present.   Fund's adviser.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of the           None
Age 48                       Chief Compliance Officer From May 1998 to present.        Fund's adviser.
                             Director                 From October 1982 to present.

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Age 58                                                                                 Managing Director of the
                                                                                       Fund's adviser.


Disinterested Directors
-----------------------
David T. Fu                  Director                 From May 1990 to present.        Managing Director of               None
1246 Harbour Glen Ct.                                                                  Galway Partners L.L.C.
Arnold, MD 21012                                                                       (a merchant bank) from
Age 45                                                                                 May 2001 to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.
                                                                                       Managing Director of
                                                                                       Galway Partners L.L.C.
                                                                                       from January 1995 to
                                                                                       October 1998.



Michael P. O'Boyle             Director                 From July 2000 to present.     Chief Financial Officer         None
9500 Euclid Ave., H-18                                                                 of The Cleveland Clinic
Cleveland, OH 44195                                                                    Foundation (world-renowned
Age 45                                                                                 non-profit provider of
                                                                                       health care services,
                                                                                       education and research) and
                                                                                       The Cleveland Clinic Health
                                                                                       System from October
                                                                                       2001 to present.
                                                                                       Executive Vice President
                                                                                       and Chief Financial
                                                                                       Officer of MedStar
                                                                                       Health (a non-profit,
                                                                                       community-based health
                                                                                       care organization serving
                                                                                       the Baltimore-
                                                                                       Washington region) from
                                                                                       April 1999 to October
                                                                                       2001.  Sr. Vice President
                                                                                       of Business and System
                                                                                       Development of MedStar
                                                                                       Health from July 1998 to
                                                                                       April 1999. Chief
                                                                                       Financial Officer of
                                                                                       Medlantic Healthcare
                                                                                       Group from September
                                                                                       1991 to July 1998.

Officers
--------
Elizabeth Agresta Swam       Secretary and Treasurer   From May 1998 to present.      Administrator of the             None
Age 34                                                                                Fund from April 1991 to
                                                                                      present.


Directors' ownership of the Fund. As of December 31, 2001, the Directors beneficially owned the following dollar value of Fund shares.

                Director           Dollar Range of Fund Shares Owned
                --------           ---------------------------------
          Charles vK. Carlson                over $100,000
          William E. Carlson              $50,001 - $100,000
               David T. Fu                   over $100,000
          Michael J. Fusting               $10,001 - $50,000
          Michael T. Godack                  $1 - $10,000
          Richard Hynson, Jr.                over $100,000
          Michael P. O'Boyle                 $1 - $10,000

Independent directors and directors who are not employees of the Fund or companies affiliated with the Fund are compensated $1,000 for attending the annual Board of Directors meeting plus $350 for each other meeting attended. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are "interested persons" of the Fund are not compensated by the Fund, but may be compensated by Corbyn.

                           Compensation Table

     Name and Position            Aggregate Compensation from Fund for 2001
     -----------------            -----------------------------------------
William E. Carlson, Director                          $2,400
David T. Fu, Director                                 $2,400
Michael P. O'Boyle, Director                          $2,050

The Fund and its Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics allow personnel to invest on a last in and last out basis for securities which are also purchased or sold for the Fund or its Adviser. Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security. The codes of ethics provide that no personnel who is aware that the Fund or its Adviser is purchasing or selling a particular security, or that the Fund or its Adviser has such a purchase of sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's or its Adviser's transactions in that security have been completed.

	      Control Persons and Principal Holders of Securities

As of April 1, 2002, the following shareholders are the recordholders of 5% or more of the outstanding shares of the Fund:

                                         Amount/            Percentage
 Name/Address                      Nature of Ownership     of Ownership
 ------------                      -------------------     ------------
Corbyn Investment Management, Inc.	    663,367	                23%
2330 West Joppa Road, Suite 108	    Record
Lutherville, MD 21093


                                   7
Charles Schwab & Co., Inc.              395,738                 14%
101 Montgomery Street			    Record
San Francisco, CA 94104

As of April 1, 2002, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately 83,833 shares of the Fund, representing approximately 3% of the Fund's outstanding shares.

	            Investment Advisory and Other Services

Investment Adviser. Corbyn Investment Management, Inc., is the Fund's Adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. Corbyn was organized in 1973 and provides investment management services for pension funds, endowments and individuals.

Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund. The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

The Fund compensates the Adviser at the end of each calendar month with a fee computed daily of .75% of average daily net assets up to $250,000,000, ..70% of average daily net assets between $250,000,000 and $500,000,000 and ..65% of average daily net assets in excess of $500,000,000.

The investment advisory fees paid by the Fund for the fiscal years ended December 31, 1999, 2000 and 2001 were $613,414, $363,206 and $386,221, respectively.

Each year, the Advisory Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days written notice to the Adviser and will terminate automatically in the event of its assignment. The Adviser may also terminate the Agreement by notifying the Fund 60 days prior to the termination date.

The Board of Directors approved the Fund's Investment Advisory Agreement at its most recent meeting on February 8, 2002. The Board focused on the quality of services provided by the adviser and the overall fairness of the contract. The Board discussed the quality of services provided by the investment adviser by reviewing the Fund's performance for the fiscal year ended December 31, 2001 of 10.2%, which compared favorably to major market benchmark indices, relative market benchmark indices, as well as peer groups, and the degree of risk undertaken by the Fund to achieve its performance. The Board discussed the fairness of the contract, which included reviewing five pertinent factors. The first factor, the nature and quality of the services provided, was discussed above. The second factor is the extent to which economies of scale have been taken into account in setting the fee schedules. The Board discussed that in 1998, the advisory fee structure was changed from a flat fee of .75% of monthly net assets to a step down fee structure that would decrease the advisory fee as the Fund's assets grew. The third factor is the existence of any "fall-out" benefits to the adviser such as brokerage commissions, float income and free credit balances. The Board discussed that the adviser does not benefit from these types of arrangements. The fourth factor the Board considered was the comparison of the Fund's advisory fees to those of similar funds. The Fund's advisory fee structure and expense ratio were compared to other mutual funds with assets between $25 - $75 million that are categorized by Lipper as Mid-Cap Value Equity or by Morningstar as Domestic Hybrid. The average fee structure was .77% as compared with the Fund at .75%. The average expense ratio for 2001 was 1.17% as compared with the Fund at 1.19%. The final factor considered was the profitability of the advisory business to the Fund's adviser.

Administrator. Corbyn Investment Management, Inc. serves as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

                                   8
The Fund compensates Corbyn with a monthly fee of $2,500 plus .04% of average daily net assets up to $250,000,000, .03% of average daily net assets between $250,000,000 and $500,000,000 and .025% of average daily net assets in excess of $500,000,000.

The administrative fees paid by the Fund for the fiscal years ended December 31, 1999, 2000 and 2001 were $62,715, $49,371 and $50,599, respectively.

Transfer Agent. PFPC, Inc. ("PFPC") is the transfer agent for the Fund. PFPC's address is 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809.

Custodian. PFPC Trust Company is the custodian for the Fund. PFPC Trust Company's address is 8800 Tinicum Boulevard, Third Floor, Suite 200, Philadelphia, Pennsylvania 19153.

Independent Accountants. PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Fund. The financial statements for the year ended December 31, 2001 and the report of PwC are included in the Fund's Annual Report, which are incorporated by reference into this Statement of Additional Information.

	                   Brokerage Allocation

Corbyn selects the brokerage firms used to complete securities transactions. Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction. The Fund does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided. Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Fund will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies that assist Corbyn in its investment-decision responsibilities. These services and data are provided in written form or electronic media, which are used by Corbyn in connection with its research of securities and execution of trades. Services provided by brokers include quotation services, computer databases and software, and other trade and industry publications. The benefits realized from research services and data received from brokerage institutions may be used by Corbyn in servicing all of its accounts however not all of these services may be used by the adviser in connection with the Fund. Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

For the fiscal years ended December 31, 1999, 2000 and 2001, the total brokerage commissions paid by the Fund were $725,606, $339,519 and $187,864, respectively. Total brokerage commissions were substantially higher in 1999 due to active portfolio trading. Total brokerage commissions were lower in 2001 due to less active portfolio trading. The Fund's officers and directors and Corbyn's officers, directors and shareholders are not affiliated with any brokers used by the Fund.

                               Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund holds a Meeting of Shareholders when certain non-routine matters must be approved. However, if you own at least 10% of the Fund's outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.

                                   9
	    Purchase, Redemption and Pricing of the Fund's Shares

Purchase of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the "Exchange") is open for business. The Fund must receive your purchase order prior to the close of the Exchange for you to receive that day's closing net asset value. If your purchase order is received after the close of the Exchange, you will receive the next day's closing net asset value.

Net Asset Value Per Share. The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange each day the Exchange is open for business. The Exchange will be closed during 2002 on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing of Securities. Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sales price is not in the context of the highest closing bid price and the lowest closing offering price and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser as directed by the Board of Directors.

Redemption in Kind.  The Fund expects to make all redemptions in cash.
The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund's portfolio securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                                   Taxes

The Fund intends to continue to qualify each year for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such for a taxable year, the Fund must (a) diversify its holdings so that at the end of each quarter of the year (i) at least 50% of the value of its total assets is represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities (excluding securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities) and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (b) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains (without including losses) from the sale or other disposition of securities or foreign currencies and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (c) distribute at least 90% of the Fund's taxable income (determined without regard to any deduction for dividends paid) for the taxable year.

In addition, in each calendar year the Fund is required to distribute at least the sum of 98% of the ordinary income earned in that year, 98% of the capital gains realized in the 12-month period ending on October 31 of that year and any undistributed ordinary income and realized capital gains from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed. For 2001, the Fund made the following distributions:

                    Ordinary Dividends Per Share $0.96

                                   10
Dividends and other distributions are generally taxable to shareholders in the year in which they are received. Dividends declared by the Fund in December but paid during the following January generally will be treated as received by shareholders on December 31. If, in any taxable year, the Fund does not qualify as a regulated investment company, (a) it would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a regulated investment company.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the source-of-income requirement mentioned above.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

                          Total Return Performance

Total return data of the Fund from time to time may be included in advertisements about the Fund. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes used in the Fund's advertising and promotional materials are calculated for the one year, five year and ten year periods according to the following formula:

P(1+T)n = ERV
where: P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of that period

All dividends and other distributions by the Fund are assumed to have been reinvested at the net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other

                                   11
mutual funds and investment vehicles.

The average annual total return of the Fund for the one, five and ten year periods ended December 31, 2001 was 10.23%, 6.38% and 10.55%, respectively. The average annual total return of the Fund after taxes on distributions for the one, five and ten year periods ended December 31, 2001 was 7.96%, 4.13% and 7.92%, respectively. The average annual total return of the Fund after taxes on distributions and redemption of Fund shares for the one, five and ten year periods ended December 31, 2001 was 6.21%, 4.02% and 7.44%, respectively.

                           Financial Statements

The financial statements are incorporated by reference from the Registrant's Annual Report to Shareholders dated December 31, 2001. The Annual Report was filed with the SEC on February 11, 2002. The accession number is 711322-02-000002.



















                                   12
                               APPENDIX A
                   Description of Corporate Bond Ratings

Standard & Poor's Corporation

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources that it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default, capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	Nature and provisions of the obligation.

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC, C - Subordinated to senior debt that is assigned an actual or implied
      "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present. Consequently, the long-term risks appear somewhat larger than with Aaa securities.

A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                    13
Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.





















                                   14
	                           PART C
	                    OTHER INFORMATION

Item 23.

a(1)	Articles of Incorporation of the Registrant, filed as Exhibit
      a(1) to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.*

a(2)	Amendment to the Articles of Incorporation of Registrant, dated
      May 8, 1990, filed as Exhibit a(2) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, which is hereby incorporated by reference.*

a(3) Amendment to the Articles of Incorporation of Registrant, dated April 28, 1998, filed as Exhibit a(3) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 30, 1998, which is hereby incorporated by reference.

b(1) 	By-laws of the Registrant, filed as Exhibit b(1) to the
      Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.*

b(2) Amendment to the By-Laws, dated May 8, 1990, filed as Exhibit b(2) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, which is hereby incorporated by reference.*

b(3) Amendment to the By-Laws, dated October 19, 2000 filed as Exhibit b(3) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

c 	Provisions of instruments defining the rights of holders of the
      Registrant's securities are contained in the Articles of Incorporation of the Registrant.

d	Investment Advisory Agreement, dated October 15, 1999, filed as
      Exhibit d to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

g(1)	Custodian Agreement, dated October 1, 1994, between the
      Registrant and Wilmington Trust Company, filed as Exhibit g(1) to the Registrant's Post Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on September 1, 1994, which is hereby incorporated by reference.

g(2)	Assignment Agreement to the Custodial Agreement of the
      Registrant, dated January 5, 1998, filed as Exhibit g(2) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

g(3)	Custodial Fees (schedule of remuneration), dated October 1, 1994, filed as Exhibit g(3) to the Registrant's Post-Effective
      Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29,
      1995, which is hereby incorporated by reference.

g(4) Assignment Agreement to the Custodial Agreement of the Registrant, dated December 31, 1998, filed as Exhibit g(4) to the Registrant's Post-Effective Amendment No. 21
      (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

g(5)	Amendment to Custodial Fees (schedule of remuneration),
      dated April 1, 2001, filed as Exhibit g(5) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-
      81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(1)	Order Placement Procedures Amendment to the Charles Schwab
      Operating Agreement, dated January 6, 1998, filed as Exhibit h(1) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

h(2)	Transfer Agent Agreement, dated October 1, 1998, between the
      Registrant and PFPC Inc., filed as Exhibit h(2) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(3)	Administrative Services Agreement of the Registrant, dated May 1,
      1998, filed as Exhibit h(3) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28,
      1998, which is hereby incorporated by reference.
(PAGE)
h(4)	Retirement Plan Order Processing Amendment to the Charles Schwab
      Operating Agreement, dated October 15, 1998, filed as Exhibit h(4) to the Registrant's Post-Effective Amendment No. 21 (File
      No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(5)	Administration Agreement, dated January 11, 1999, among the
      Registrant, Fidelity Brokerage Services and National Financial Services Corporation, filed as Exhibit h(5) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(6)	Amendment to the Charles Schwab Operating Agreement, dated
      November 15, 1999, filed as Exhibit h(6) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(7)	Agreement, dated October 11, 1999, among Registrant and American
      Express Financial Advisors Inc., filed as Exhibit h(7) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(8)	Amendment to Agreement, dated February 1, 2000,  among Registrant and American Express Financial Advisors, filed as Exhibit h(8) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-
      81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(9)	Retirement Plan Order Processing Amendment to the Charles Schwab
      Operating Agreement, dated October 1, 2000, filed as Exhibit h(9) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(10)	Agreement, dated August 21, 2000, among Registrant and Goldman,
      Sachs & Co., filed as Exhibit h(10) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

i   	Opinion and Consent of Counsel, filed herewith.

j   	Consent of PricewaterhouseCoopers LLP, filed herewith.

l   	Agreement of Registrant providing the initial capital, filed as
      Exhibit l to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983, filed herewith.

o	Codes of Ethics, filed as Exhibit o to the Registrant's Post-
      Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

*Most recently filed as an exhibit to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000,
accession number 711322-00-000004.

Item 24.  Persons Controlled by or Under Common Control with Registrant

Charles vK. Carlson is President of Corbyn Investment Management, Inc. ("Corbyn") and Messrs. Godack, Hynson, Trump and Fusting and Mrs. Karla Moore are Managing Directors of Corbyn. As of April 1, 2002, approximately 23% of the Fund's outstanding stock was owned by various private counsel clients to which Corbyn has discretionary authority. See the response to Item 26 below for further information regarding Corbyn.

Item 25.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.
(PAGE)
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the "Adviser") was organized in 1973 and provides investment management services for pension fund, endowments and individuals. The Adviser is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson

President, Chairman of the Board of Directors and Chief Executive
Officer of Greenspring Fund, Inc; President and Director of Corbyn Investment Management, Inc.

Michael Timothy Godack

Sr. Vice President, Chief Compliance Officer and Director of the
Greenspring Fund, Inc.; Managing Director of Corbyn Investment
Management, Inc.

Michael Joseph Fusting

Sr. Vice President, Chief Financial Officer and Director of Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

David Allen Trump

Managing Director of Corbyn Investment Management, Inc.

Karla Keller Moore

Managing Director and Secretary of Corbyn Investment Management, Inc.

Item 27.  Principal Underwriters

The Registrant does not have any principal underwriter of its shares.

Item 28.  Location of Accounts and Records:

(a)	With respect to the required books and records to be maintained by the Registrant's Custodian under Section 31(a) of the 1940 Act, the address is:

      PFPC Trust Company
      8800 Tinicum Boulevard
      Third Floor, Suite 200
      Philadelphia, PA 19153

(b)	With respect to the required books and records to be maintained by the Registrant's Transfer Agent under Section 31(a) of the 1940 Act, the address is:

      PFPC Inc.
      400 Bellevue Parkway
      Wilmington, DE 19809
(PAGE)
(c)	With respect to all other required books and records to be maintained by the Registrant at its principal office and the Registrant's Investment Adviser under Section 31(a) of the 1940 Act, the person maintaining physical possession and the address are:

      Elizabeth Agresta Swam
      Greenspring Fund, Incorporated
      2330 West Joppa Road, Suite 110
      Lutherville, Maryland 21093

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 30.  Undertakings

Not Applicable
(PAGE)
	                         Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 11th day of April, 2002.

                      Greenspring Fund, Incorporated

                      By:/s/Charles vK. Carlson
                        Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	     		            Title                      Date

/s/Charles vK. Carlson       President, Chief Executive    April 11, 2002
Charles vK. Carlson          Officer and Chairman of
                             the Board

/s/William E. Carlson 	     Director	                 April 11, 2002
William E. Carlson

/s/David T. Fu 		     Director                      April 11, 2002
David T. Fu

/s/Michael J. Fusting	     Sr. Vice President, Chief     April 11, 2002
Michael J. Fusting	     Financial Officer and
                             Director

/s/Michael T. Godack	     Sr. Vice President, Chief     April 11, 2002
Michael T. Godack		     Compliance Officer and
                             Director

/s/Richard Hynson, Jr.       Director			     April 11, 2002
Richard Hynson, Jr.

/s/Michael P. O'Boyle	     Director			     April 11, 2002
Michael P. O'Boyle

(PAGE)

                               EXHIBIT I

                          OPINION AND CONSENT

                              OF COUNSEL



















(PAGE)
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Second Floor
Washington, DC 20036-1800

202.778.9000
Fax:202.778.9100
Fax:202.778.9200

April 11, 2002


Greenspring Fund, Incorporated
2330 W. Joppa Road, Suite 108
Lutherville, MD  21093-7207

Ladies and Gentlemen:

	We have acted as counsel to Greenspring Fund, Incorporated, a Maryland corporation (the "Corporation"), in connection with Post-Effective Amendment No. 25 ("PEA") to the Corporation's Registration Statement on Form N-1A (File No. 2-81956) relating to the issuance and sale of Shares of the Corporation. You have requested our opinion with respect to the matters set forth below.

	In this opinion letter, the term "Shares" refers to the shares of common stock of the Corporation that may be issued during the time that the PEA is effective and has not been superseded by another post-effective amendment.

	In connection with rendering the opinions set forth below, we have examined copies, believed by us to be genuine, of the Corporation's Articles of Incorporation, and Bylaws, and any amendments thereto, and such other documents relating to its organization and operation and such resolutions of the Corporation's Board of Directors as we have deemed relevant to our opinions, as set forth herein.

	The opinions set forth in this letter are limited to the laws and facts in existence on the date hereof, and are further limited to the laws (other than laws relating to choice of law) of the State of Maryland that in our experience are normally applicable to the issuance of shares of corporations organized under the laws of the State of Maryland and to the Securities Act of 1933, as amended (the "1933
Act"), the Investment Company Act of 1940, as amended (the "1940
Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder.

	Based on and subject to the foregoing, and the additional qualifications and other matters set forth below, it is our opinion that as of the date hereof the Shares, when sold in accordance with the terms contemplated by the PEA, including receipt by the Corporation of full payment for the Shares and compliance with the 1933 Act and 1940 Act, will have been validly issued and will be fully paid and non-assessable.

	We are furnishing this opinion letter to you solely in connection with the issuance of the Shares. You may not rely on this opinion letter in any other connection, and it may not be furnished to or relied upon by any other person for any purpose, without specific prior written consent.

	The foregoing opinions are rendered as of the date of this letter, except as otherwise indicated. We assume no obligation to update or supplement our opinions to reflect any changes of law or fact that may occur.

	We hereby consent to this opinion letter accompanying the PEA when it is filed with the SEC and to the reference to our firm in the prospectus that is being filed as part of such PEA.

						Very truly yours,
						/s/KIRKPATRICK & LOCKHART LLP
						KIRKPATRICK & LOCKHART LLP


(PAGE)
                                EXHIBIT J

                                 CONSENT

                       OF INDEPENDENT ACCOUNTANTS






















(PAGE)
                   CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 25, 2002, relating to the financial statements and financial highlights which appear in the December 31, 2001 Annual Report to Shareholders of Greenspring Fund, Incorporated, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of "Financial Highlights" and "Independent Accountants" in such Registration Statement.



PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2002
















(PAGE)
                               EXHIBIT L

                       INITIAL CAPITAL AGREEMENT

























(PAGE)
                          Initial Capital Agreement
                       Greenspring Fund, Incorporated
                               April 25, 1983



	I, the undersigned, Daniel R. Long, Jr. have provided $95,000 in exchange for 9,500 shares of stock for Greenspring Fund, Incorporated to operate as a registered Investment Management Company under the Investment Company Act of 1940, the Securities Exchange Act of 1933, and all other applicable State and Federal laws therein.

	In exchange for providing this initial capital for Greenspring, I agree that the purchase of these shares are for investment purposes only, and I do not have any present intention of redeeming or reselling the shares.

	I understand that the organizational and initial offering expenses have been deferred and will be amortized over a five-year period commencing on the effective date of the Fund's initial prospectus relative to the public offering of its common stock. If I redeem any of the shares held by me during such five-year period, there will be deducted from the redemption price payable to me the then unamortized portion of the organizational expense attributed to the redeemed shares.

							/s/Daniel R. Long, Jr.
	                                    Daniel R. Long, Jr.



Seal:


	                                    Greenspring Fund, Inc.
                                          /s/Deborah A. Splatt
     	                                    Deborah A. Splatt
	                                    Secretary & Vice President


(PAGE)
                         Initial Capital Agreement
                      Greenspring Fund, Incorporated
                             April 25, 1983



	I, the undersigned, Daniel R. Long, III have provided $5,000 in exchange for 500 shares of stock for Greenspring Fund, Incorporated to operate as a registered Investment Management Company under the Investment Company Act of 1940, the Securities Exchange Act of 1933, and all other applicable State and Federal laws therein.

	In exchange for providing this initial capital for Greenspring, I agree that the purchase of these shares are for investment purposes only, and I do not have any present intention of redeeming or reselling the shares.

	I understand that the organizational and initial offering expenses have been deferred and will be amortized over a five-year period commencing on the effective date of the Fund's initial prospectus relative to the public offering of its common stock. If I redeem any of the shares held by me during such five-year period, there will be deducted from the redemption price payable to me the then unamortized portion of the organizational expense attributed to the redeemed shares.

		                            /s/Daniel R. Long, III
	                                  Daniel R. Long, III



Seal:


	                                  Greenspring Fund, Inc.
                                        /s/Deborah A. Splatt
	                                  Deborah A. Splatt
	                                  Secretary & Vice President








(PAGE)